UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2005

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S.E. Third Street
P.O. Box 868
Evansville, Indiana 47705-0868

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(812) 464-9677

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On January 29, 2005, Charles A. Caswell, Executive Vice President and Chief Financial Officer of Integra Bank Corporation (the “Company”) resigned his positions with the Company. The Company has not formally designated a new or acting Chief Financial Officer at this time, but expects that the function previously performed by Mr. Caswell will be performed by the Company’s other principal officers, including its Chief Executive Officer, Chief Risk Officer and Principal Accounting Officer.

     On January 31, 2005, the Company issued a press release relating to this. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(c)	Exhibits

99 Press Release, dated January 31, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005

INTEGRA BANK CORPORATION
By:	/s/ Michael T. Vea
Chairman, President and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Press Release, dated January 31, 2005.